CHANGE IN TERMS AGREEMENT

Borrower:	Motorsport Games Inc. 3350 SW 148 Ave., Suite 207 Miramar, FL 33027	Lender:	Citibank, N.A. 6400 Las Colinas Blvd. Mail Stop CC1-30 Irving, TX 75039

Principal Amount: $3,000,000.00 **Date of Agreement: June 15, 2026**

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated February 20, 2026 in the original amount of $3,000,000.00 by and between Motorsport Games Inc., ("Borrower") and Citibank, N.A. ("Lender"), the "Note" as amended from time to time.

DESCRIPTION OF CHANGE IN TERMS. Lender and the Borrower hereby agree that the said Note shall be, and hereby is, amended to extend the maturity date from February 20, 2027 to February 20, 2028, subject to the terms and conditions referred to therein.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH OF THE UNDERSIGNED READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH OF THE UNDERSIGNED AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

MOTORSPORT GAMES INC.

By: ______________________________
Stephen Hood, President and Chief Executive Officer of Motorsport Games Inc.

By: ______________________________
Stanley Beckley, Chief Financial Officer of Motorsport Games Inc.